Exhibit 99.2

PMA Capital Corporation
Statistical Supplement
Third Quarter - 2009

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data - Third Quarter	1
Selected Financial Data - Year-to-date	2
Consolidated Statements of Operations - Per Share Data	3
Consolidated Statements of Operations - Third Quarter	5
Consolidated Statements of Operations - Year-to-date	6
Consolidated Balance Sheets	7
Assets and Liabilities of Discontinued Operations; Selected Balance Sheet Items - Fronting Arrangements;
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group	8
Invested Assets and Net Investment Income; Debt	9

Segment Information:
Statements of Operations - Consolidating - Year-to-date	11 - 12
Statements of Operations - Consolidating - Third Quarter	13 - 14
Statements of Operations - PMA Insurance Group	15
Insurance Ratios - PMA Insurance Group	16
Components of Direct Premiums Written - PMA Insurance Group	17
Statements of Operations - Fee-based Business	18
Statements of Operations - Corporate & Other	19
Statements of Operations - Discontinued Operations	20

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	21
Operating Cash Flows - PMA Insurance Group	22
Operating Cash Flows - Fee-based Business	23

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	24

Other Information:
Industry Ratings and Market Information	25

Legend:
NM - Not Meaningful

Operating income, which we define as GAAP net income (loss) excluding net realized investment gains and losses and the results from discontinued operations, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our businesses. Net realized investment activity is excluded because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	3rd	4th	1st	2nd	3rd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	3rd
	2008	2008	2009	2009	2009	Quarter

Direct Premiums Written	$148,193	$129,713	$161,965	$108,994	$161,965	9.3%

Net Premiums Written	$123,995	$97,313	$117,978	$80,302	$119,259	-3.8%

Revenues:
Net premiums earned	$97,974	$103,727	$104,930	$106,949	$102,428	4.5%
Claims service revenues	15,696	16,785	15,684	16,835	17,112	9.0%
Commission income	2,637	2,835	3,463	2,117	2,747	4.2%
Net investment income	8,870	8,724	8,457	9,561	9,522	7.4%
Net realized investment gains (losses)	(7,929)	259	749	(472)	795	NM
Other revenues	125	356	176	190	259	NM
Total revenues	$117,373	$132,686	$133,459	$135,180	$132,863	13.2%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$13,325	$8,428	$15,187	$9,965	$13,616	2.2%
Fee-based Business	1,929	1,889	2,013	1,525	1,574	-18.4%
Corporate & Other	(5,319)	(4,897)	(5,000)	(5,167)	(4,768)	10.4%
Pre-tax operating income	9,935	5,420	12,200	6,323	10,422	4.9%
Income tax expense	3,530	1,854	4,384	2,249	3,690	4.5%
After-tax operating income	6,405	3,566	7,816	4,074	6,732	5.1%
Net realized investment gains (losses) after tax	(5,154)	168	487	(307)	517	NM
Income from continuing operations	1,251	3,734	8,303	3,767	7,249	NM
Loss from discontinued operations after tax	(2,310)	(7,840)	(86)	(1,165)	(40)	98.3%
Net income (loss)	$(1,059)	$(4,106)	$8,217	$2,602	$7,209	NM

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.20	$0.11	$0.24	$0.13	$0.21	5.0%
Realized gains (losses) after tax	(0.16)	0.01	0.02	(0.01)	0.01	NM
Income from continuing operations	0.04	0.12	0.26	0.12	0.22	NM
Loss from discontinued operations after tax	(0.07)	(0.25)	-	(0.04)	-	NM
Net income (loss)	$(0.03)	$(0.13)	$0.26	$0.08	$0.22	NM

Capitalization:
Debt	$129,380	$129,380	$129,380	$129,380	$129,380	0.0%
Shareholders' equity excluding FAS 115 unrealized gain (loss)	380,107	365,547	374,007	377,505	384,958	1.3%
Total capitalization excluding FAS 115 unrealized gain (loss)	509,487	494,927	503,387	506,885	514,338	1.0%
FAS 115 unrealized gain (loss)	(22,113)	(20,891)	(22,737)	(8,507)	14,214	NM
Total capitalization including FAS 115 unrealized gain (loss)	$487,374	$474,036	$480,650	$498,378	$528,552	8.4%

Book Value Per Share:
Excluding FAS 115 unrealized gain (loss)	$11.89	$11.44	$11.61	$11.71	$11.94	0.4%
Including FAS 115 unrealized gain (loss)	$11.20	$10.78	$10.91	$11.45	$12.38	10.5%

Debt to Total Capital:
Excluding FAS 115 unrealized gain (loss)	25.4%	26.1%	25.7%	25.5%	25.2%	-0.8%
Including FAS 115 unrealized gain (loss)	26.5%	27.3%	26.9%	26.0%	24.5%	-7.5%

Interest Coverage:
Income from continuing operations before interest
and income taxes to interest expense	1.73	3.12	6.17	3.36	5.63	NM

Operating income from continuing operations before
interest and income taxes to interest expense	4.63	3.03	5.87	3.55	5.30	14.5%

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Nine	Nine	% Change
	Months	Months	Nine
	2009	2008	Months

Direct Premiums Written	$432,924	$387,716	11.7%

Net Premiums Written	$317,539	$316,924	0.2%

Revenues:
Net premiums earned	$314,307	$286,490	9.7%
Claims service revenues	49,631	40,585	22.3%
Commission income	8,327	9,549	-12.8%
Net investment income	27,540	27,345	0.7%
Net realized investment gains (losses)	1,072	(4,983)	NM
Other revenues	625	2,485	-74.8%
Total revenues	$401,502	$361,471	11.1%

Major Components of Net Income:
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$38,768	$38,285	1.3%
Fee-based Business	5,112	5,316	-3.8%
Corporate & Other	(14,935)	(15,754)	5.2%
Pre-tax operating income	28,945	27,847	3.9%
Income tax expense	10,323	9,876	4.5%
After-tax operating income	18,622	17,971	3.6%
Net realized investment gains (losses) after tax	697	(3,239)	NM
Income from continuing operations	19,319	14,732	31.1%
Loss from discontinued operations after tax	(1,291)	(4,937)	73.9%
Net income	$18,028	$9,795	84.1%

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.58	$0.56	3.6%
Realized gains (losses) after tax	0.02	(0.10)	NM
Income from continuing operations	0.60	0.46	30.4%
Loss from discontinued operations after tax	(0.04)	(0.15)	73.3%
Net income	$0.56	$0.31	80.6%

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2008	2009	2009	2009	2009	2008

Diluted Earnings (Loss) Per Share:

Pre-tax operating income	$0.31	$0.17	$0.38	$0.20	$0.32	$0.90	$0.87

After-tax operating income	$0.20	$0.11	$0.24	$0.13	$0.21	$0.58	$0.56

Income from continuing operations	$0.04	$0.12	$0.26	$0.12	$0.22	$0.60	$0.46

Loss from discontinued operations after tax	(0.07)	(0.25)	-	(0.04)	-	(0.04)	(0.15)

Net income (loss)	$(0.03)	$(0.13)	$0.26	$0.08	$0.22	$0.56	$0.31

Diluted weighted average common
shares outstanding	32,200,554	31,968,555	32,020,346	32,231,391	32,244,469	32,166,223	32,102,465

Dividends declared:
Class A Common Stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	31,965,806	31,965,806	32,211,133	32,238,944	32,241,620	32,241,620	31,965,806

Class A Common Stock prices:
High	$12.00	$9.47	$7.20	$5.35	$6.33	$7.20	$12.00
Low	$8.00	$3.46	$3.50	$3.70	$4.27	$3.50	$7.45
Close	$8.82	$7.08	$4.17	$4.55	$5.69	$5.69	$8.82

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PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	3rd
	2008	2008	2009	2009	2009	Quarter

Gross Premiums Written	$151,498	$132,217	$164,070	$113,424	$164,339	8.5%

Net Premiums Written	$123,995	$97,313	$117,978	$80,302	$119,259	-3.8%

Revenues:
Net premiums earned	$97,974	$103,727	$104,930	$106,949	$102,428	4.5%
Claims service revenues	15,696	16,785	15,684	16,835	17,112	9.0%
Commission income	2,637	2,835	3,463	2,117	2,747	4.2%
Net investment income	8,870	8,724	8,457	9,561	9,522	7.4%
Net realized investment gains (losses)	(7,929)	259	749	(472)	795	NM
Other revenues	125	356	176	190	259	NM
Total revenues	117,373	132,686	133,459	135,180	132,863	13.2%

Expenses:
Losses and loss adjustment expenses	68,660	70,671	75,775	73,494	70,158	2.2%
Acquisition expenses	15,898	16,521	17,198	19,508	16,046	0.9%
Operating expenses	26,906	34,379	24,385	31,540	30,235	12.4%
Dividends to policyholders	1,169	2,762	646	2,311	2,786	NM
Interest expense	2,734	2,674	2,506	2,476	2,421	-11.4%
Total losses and expenses	115,367	127,007	120,510	129,329	121,646	5.4%

Pre-tax income	2,006	5,679	12,949	5,851	11,217	NM

Income tax expense (benefit):
Current	765	(211)	244	265	220	-71.2%
Deferred	(10)	2,156	4,402	1,819	3,748	NM

Total income tax expense	755	1,945	4,646	2,084	3,968	NM

Income from continuing operations	1,251	3,734	8,303	3,767	7,249	NM

Loss from discontinued operations after tax	(2,310)	(7,840)	(86)	(1,165)	(40)	98.3%

Net income (loss)	$(1,059)	$(4,106)	$8,217	$2,602	$7,209	NM

Pre-tax operating income from continuing operations	$9,935	$5,420	$12,200	$6,323	$10,422	4.9%

After-tax operating income from continuing operations	$6,405	$3,566	$7,816	$4,074	$6,732	5.1%

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	Nine	Nine	% Change
	Months	Months	Nine
	2009	2008	Months

Gross Premiums Written	$441,833	$396,698	11.4%

Net Premiums Written	$317,539	$316,924	0.2%

Revenues:
Net premiums earned	$314,307	$286,490	9.7%
Claims service revenues	49,631	40,585	22.3%
Commission income	8,327	9,549	-12.8%
Net investment income	27,540	27,345	0.7%
Net realized investment gains (losses)	1,072	(4,983)	NM
Other revenues	625	2,485	-74.8%
Total revenues	401,502	361,471	11.1%

Expenses:
Losses and loss adjustment expenses	219,427	200,154	9.6%
Acquisition expenses	52,752	50,114	5.3%
Operating expenses	86,160	76,586	12.5%
Dividends to policyholders	5,743	3,544	62.0%
Interest expense	7,403	8,209	-9.8%
Total losses and expenses	371,485	338,607	9.7%

Pre-tax income	30,017	22,864	31.3%

Income tax expense:
Current	729	916	-20.4%
Deferred	9,969	7,216	38.2%

Total income tax expense	10,698	8,132	31.6%

Income from continuing operations	19,319	14,732	31.1%

Loss from discontinued operations after tax	(1,291)	(4,937)	73.9%

Net income	$18,028	$9,795	84.1%

Pre-tax operating income from continuing operations	$28,945	$27,847	3.9%

After-tax operating income from continuing operations	$18,622	$17,971	3.6%

PMA Capital Corporation
Consolidated Balance Sheets
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Assets:
Investments in fixed maturities available for sale	$701,738	$719,048	$714,202	$737,606	$817,089
Short-term investments	89,766	45,066	58,273	38,103	62,004
Other investments	8,247	8,127	13,832	21,073	22,669
Total investments	799,751	772,241	786,307	796,782	901,762

Cash	12,502	10,501	11,767	10,163	13,887
Accrued investment income	6,104	6,513	6,500	7,221	6,918
Premiums receivable	226,709	235,893	257,380	236,663	246,871
Reinsurance receivables	824,512	826,126	830,962	855,161	807,245
Prepaid reinsurance premiums	23,051	29,579	41,314	37,271	40,883
Deferred income taxes, net	131,132	138,514	135,496	126,397	110,358
Deferred acquisition costs	43,317	40,938	44,857	39,364	42,583
Funds held by reinsureds	49,292	51,754	54,166	54,312	56,623
Intangible assets	30,518	30,348	29,668	30,165	29,961
Other assets	142,672	116,646	119,361	123,460	126,015
Assets of discontinued operations	309,607	243,663	235,265	208,272	192,431
Total assets	$2,599,167	$2,502,716	$2,553,043	$2,525,231	$2,575,537

Liabilities:
Unpaid losses and loss adjustment expenses	$1,247,069	$1,242,258	$1,256,435	$1,271,089	$1,259,940
Unearned premiums	247,302	247,415	272,200	241,508	261,952
Debt	129,380	129,380	129,380	129,380	129,380
Accounts payable, accrued expenses
and other liabilities	247,196	216,266	219,189	222,359	250,304
Reinsurance funds held and balances payable	34,185	44,177	59,074	53,327	52,914
Dividends to policyholders	5,150	6,862	7,224	6,022	6,177
Liabilities of discontinued operations	330,891	271,702	258,271	232,548	215,698
Total liabilities	2,241,173	2,158,060	2,201,773	2,156,233	2,176,365

Shareholders' Equity:
Class A Common Stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	112,427	112,921	111,953	112,264	112,349
Retained earnings	144,286	140,184	143,291	145,500	152,670
Accumulated other comprehensive loss	(40,149)	(49,876)	(51,497)	(36,814)	(13,947)
Treasury stock, at cost	(29,660)	(29,663)	(23,567)	(23,042)	(22,990)
Total shareholders' equity	357,994	344,656	351,270	368,998	399,172
Total liabilities and shareholders' equity	$2,599,167	$2,502,716	$2,553,043	$2,525,231	$2,575,537

PMA Capital Corporation
Assets and Liabilities of Discontinued Operations
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Assets
Investments	$160,240	$146,033	$137,317	$110,736	$100,296
Cash	692	1,371	85	1,271	494
Reinsurance receivables	134,133	94,956	93,120	89,361	81,887
Other assets	14,542	1,303	4,743	6,904	9,754
Assets of discontinued operations	$309,607	$243,663	$235,265	$208,272	$192,431

Liabilities
Unpaid losses and loss adjustment expenses	$281,386	$247,442	$235,568	$206,743	$193,051
Other liabilities	49,505	24,260	22,703	25,805	22,647
Liabilities of discontinued operations	$330,891	$271,702	$258,271	$232,548	$215,698

PMA Capital Corporation
Selected Balance Sheet Items - Fronting Arrangements
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Assets
Premiums receivable	$8,087	$25,796	$38,833	$36,670	$33,337
Reinsurance receivables	44,668	47,280	50,175	53,675	58,107
Prepaid reinsurance premiums	5,020	16,048	24,884	23,072	20,346
Deferred acquisition costs	79	748	1,269	1,081	902
Other assets	6,315	6,723	6,818	7,269	6,684

Liabilities
Unpaid losses and loss adjustment expenses	$46,301	$49,494	$53,087	$57,367	$62,642
Unearned premiums	5,845	19,667	29,430	26,866	23,512
Reinsurance funds held and balances payable	6,126	20,965	31,237	26,951	23,138
Other liabilities	7,459	10,116	11,392	12,081	12,620

PMA Capital Corporation
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2009	2009	2009

Balance Sheet
Balance, beginning of period	$38,739	$43,317	$40,938	$44,857	$39,364

Policy acquisition costs deferred	20,501	14,170	21,136	14,036	19,312
Amortization of policy acquisition costs	(15,923)	(16,549)	(17,217)	(19,529)	(16,093)
Net change	4,578	(2,379)	3,919	(5,493)	3,219

Balance, end of period	$43,317	$40,938	$44,857	$39,364	$42,583

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2008	2009	2009	2009	2009	2008

Total Investments & Cash
As reported	$812,253	$782,742	$798,074	$806,945	$915,649	$915,649	$812,253
Less:
Unrealized gain (loss) on
fixed maturities available for sale	(33,148)	(30,758)	(33,799)	(13,563)	19,501	19,501	(33,148)
Unrealized gain (loss) on other investments	(872)	(1,382)	(1,181)	475	2,367	2,367	(872)
Total adjusted investments & cash	$846,273	$814,882	$833,054	$820,033	$893,781	$893,781	$846,273

Net Investment Income
As reported	$8,870	$8,724	$8,457	$9,561	$9,522	$27,540	$27,345
Less:
Interest on funds held	(616)	(479)	(288)	(511)	(463)	(1,262)	(1,680)
Total adjusted investment income	$9,486	$9,203	$8,745	$10,072	$9,985	$28,802	$29,025

Yield
As reported	4.37%	4.38%	4.28%	4.77%	4.42%	4.45%	4.45%
Investment portfolio	4.55%	4.43%	4.25%	4.87%	4.66%	4.57%	4.68%

Duration (in years)	3.6	3.2	3.5	4.3	4.2	4.2	3.6

PMA Capital Corporation
Debt
(Dollar Amounts in Thousands)

	Amount
	Outstanding	Maturity
Junior subordinated debt 1	$64,435	2033 - 2037
8.50% senior notes	54,900	2018
Surplus notes 2	10,000	2035
4.25% convertible debt	45	2022 3
Total long-term debt	$129,380

1	Weighted average interest rate on junior subordinated debt is 4.34% as of September 30, 2009.
2	Interest rate on surplus notes is 4.98% as of September 30, 2009.
3
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2010, 2012 and 2017.  This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

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PMA Capital Corporation
Statements of Operations - Consolidating
Nine Months Ended September 30, 2009
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$442,281	$-	$(448)	$441,833

Net Premiums Written	$317,987	$-	$(448)	$317,539

Revenues:
Net premiums earned	$314,755	$-	$(448)	$314,307
Claims service revenues	-	50,515	(884)	49,631
Commission income	-	8,384	(57)	8,327
Net investment income	27,383	329	(172)	27,540
Other revenues	-	573	52	625
Total operating revenues	342,138	59,801	(1,509)	400,430

Losses and Expenses:
Losses and loss adjustment expenses	219,427	-	-	219,427
Acquisition expenses	52,839	-	(87)	52,752
Operating expenses	24,923	54,689	6,548	86,160
Dividends to policyholders	5,743	-	-	5,743
Total losses and expenses	302,932	54,689	6,461	364,082

Operating income (loss) before income taxes
and interest expense	39,206	5,112	(7,970)	36,348

Interest expense	438	-	6,965	7,403

Pre-tax operating income (loss)	$38,768	$5,112	$(14,935)	28,945

Net realized investment gains				1,072

Pre-tax income				$30,017

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Nine Months Ended September 30, 2008
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$397,069	$-	$(371)	$396,698

Net Premiums Written	$317,295	$-	$(371)	$316,924

Revenues:
Net premiums earned	$286,861	$-	$(371)	$286,490
Claims service revenues	-	41,272	(687)	40,585
Commission income	-	9,587	(38)	9,549
Net investment income	26,818	397	130	27,345
Other revenues	2,120	275	90	2,485
Total operating revenues	315,799	51,531	(876)	366,454

Losses and Expenses:
Losses and loss adjustment expenses	200,154	-	-	200,154
Acquisition expenses	50,152	-	(38)	50,114
Operating expenses	23,071	46,215	7,300	76,586
Dividends to policyholders	3,544	-	-	3,544
Total losses and expenses	276,921	46,215	7,262	330,398

Operating income (loss) before income taxes
and interest expense	38,878	5,316	(8,138)	36,056

Interest expense	593	-	7,616	8,209

Pre-tax operating income (loss)	$38,285	$5,316	$(15,754)	27,847

Net realized investment losses				(4,983)

Pre-tax income				$22,864

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended September 30, 2009
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$164,497	$-	$(158)	$164,339

Net Premiums Written	$119,417	$-	$(158)	$119,259

Revenues:
Net premiums earned	$102,586	$-	$(158)	$102,428
Claims service revenues	-	17,398	(286)	17,112
Commission income	-	2,777	(30)	2,747
Net investment income	9,415	142	(35)	9,522
Other revenues	-	236	23	259
Total operating revenues	112,001	20,553	(486)	132,068

Losses and Expenses:
Losses and loss adjustment expenses	70,158	-	-	70,158
Acquisition expenses	16,093	-	(47)	16,046
Operating expenses	9,213	18,979	2,043	30,235
Dividends to policyholders	2,786	-	-	2,786
Total losses and expenses	98,250	18,979	1,996	119,225

Operating income (loss) before income taxes
and interest expense	13,751	1,574	(2,482)	12,843

Interest expense	135	-	2,286	2,421

Pre-tax operating income (loss)	$13,616	$1,574	$(4,768)	10,422

Net realized investment gains				795

Pre-tax income				$11,217

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended September 30, 2008
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$151,620	$-	$(122)	$151,498

Net Premiums Written	$124,117	$-	$(122)	$123,995

Revenues:
Net premiums earned	$98,096	$-	$(122)	$97,974
Claims service revenues	-	15,951	(255)	15,696
Commission income	-	2,662	(25)	2,637
Net investment income	8,776	118	(24)	8,870
Other revenues	-	91	34	125
Total operating revenues	106,872	18,822	(392)	125,302

Losses and Expenses:
Losses and loss adjustment expenses	68,660	-	-	68,660
Acquisition expenses	15,923	-	(25)	15,898
Operating expenses	7,604	16,893	2,409	26,906
Dividends to policyholders	1,169	-	-	1,169
Total losses and expenses	93,356	16,893	2,384	112,633

Operating income (loss) before income taxes
and interest expense	13,516	1,929	(2,776)	12,669

Interest expense	191	-	2,543	2,734

Pre-tax operating income (loss)	$13,325	$1,929	$(5,319)	9,935

Net realized investment losses				(7,929)

Pre-tax income				$2,006

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2008	2008	2009	2009	2009	2009	2008	Quarter	Months

Gross Premiums Written	$151,620	$132,340	$164,218	$113,566	$164,497	$442,281	$397,069	8.5%	11.4%

Net Premiums Written	$124,117	$97,436	$118,126	$80,444	$119,417	$317,987	$317,295	-3.8%	0.2%

Revenues:
Net premiums earned	$98,096	$103,850	$105,078	$107,091	$102,586	$314,755	$286,861	4.6%	9.7%
Net investment income	8,776	8,613	8,466	9,502	9,415	27,383	26,818	7.3%	2.1%
Other revenues	-	18	-	-	-	-	2,120	NM	NM
Total operating revenues	106,872	112,481	113,544	116,593	112,001	342,138	315,799	4.8%	8.3%

Losses and Expenses:
Losses and loss adjustment expenses	68,660	70,671	75,775	73,494	70,158	219,427	200,154	2.2%	9.6%
Acquisition expenses	15,923	16,549	17,217	19,529	16,093	52,839	50,152	1.1%	5.4%
Operating expenses	7,604	13,875	4,559	11,151	9,213	24,923	23,071	21.2%	8.0%
Dividends to policyholders	1,169	2,762	646	2,311	2,786	5,743	3,544	NM	62.0%
Total losses and expenses	93,356	103,857	98,197	106,485	98,250	302,932	276,921	5.2%	9.4%

Operating income before income taxes
and interest expense	13,516	8,624	15,347	10,108	13,751	39,206	38,878	1.7%	0.8%

Interest expense	191	196	160	143	135	438	593	-29.3%	-26.1%

Pre-tax operating income	$13,325	$8,428	$15,187	$9,965	$13,616	$38,768	$38,285	2.2%	1.3%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	3rd	4th	1st	2nd	3rd	Nine	Nine	Point Chg.	Point Chg.
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd Quarter	Nine Months
	2008	2008	2009	2009	2009	2009	2008	Better (Worse)	Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	70.0%	68.1%	72.1%	68.6%	68.4%	69.7%	69.8%	1.6	0.1

Expense ratio:
Acquisition expenses	16.2%	15.9%	16.4%	18.2%	15.7%	16.8%	17.5%	0.5	0.7
Operating expenses	7.8%	13.3%	4.4%	10.4%	9.0%	7.9%	8.0%	(1.2)	0.1
Total expense ratio	24.0%	29.2%	20.8%	28.6%	24.7%	24.7%	25.5%	(0.7)	0.8

Policyholders' dividend ratio	1.2%	2.7%	0.6%	2.2%	2.7%	1.8%	1.2%	(1.5)	(0.6)
Combined ratio	95.2%	100.0%	93.5%	99.4%	95.8%	96.2%	96.5%	(0.6)	0.3

Net investment income ratio	-8.9%	-8.3%	-8.1%	-8.9%	-9.2%	-8.7%	-9.3%	0.3	(0.6)
Operating ratio	86.3%	91.7%	85.4%	90.5%	86.6%	87.5%	87.2%	(0.3)	(0.3)

PMA Capital Corporation
Components of Direct Premiums Written - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	Nine	Twelve
	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2007	2007	2007	2007	2007

Direct premium production	$143,389	$96,316	$137,144	$83,103	$376,849	$459,952
Fronting premiums	18,401	14,936	13,707	12,796	47,044	59,840
Premium adjustments	(859)	(134)	(4,149)	(4,327)	(5,142)	(9,469)
Direct premiums written	$160,931	$111,118	$146,702	$91,572	$418,751	$510,323

	1st	2nd	3rd	4th	Nine	Twelve
	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2008	2008	2008	2008	2008

Direct premium production	$146,608	$96,736	$150,547	$112,296	$393,891	$506,187
Fronting premiums	8,143	2,113	2,776	21,800	13,032	34,832
Premium adjustments	(14,198)	370	(5,008)	(4,261)	(18,836)	(23,097)
Direct premiums written	$140,553	$99,219	$148,315	$129,835	$388,087	$517,922

	1st	2nd	3rd		Nine
	Quarter	Quarter	Quarter		Months
	2009	2009	2009		2009

Direct premium production	$147,367	$102,212	$154,754		$404,333
Fronting premiums	19,622	9,677	10,890		40,189
Premium adjustments	(4,876)	(2,753)	(3,521)		(11,150)
Direct premiums written	$162,113	$109,136	$162,123		$433,372

PMA Capital Corporation
Statements of Operations - Fee-based Business
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2008	2008	2009	2009	2009	2009	2008	Quarter	Months

Revenues:
Claims service revenues	$15,951	$17,029	$15,995	$17,122	$17,398	$50,515	$41,272	9.1%	22.4%
Commission income	2,662	2,848	3,475	2,132	2,777	8,384	9,587	4.3%	-12.5%
Net investment income	118	143	86	101	142	329	397	20.3%	-17.1%
Other revenues	91	59	170	167	236	573	275	NM	NM
Total operating revenues	18,822	20,079	19,726	19,522	20,553	59,801	51,531	9.2%	16.0%

Expenses:
Operating expenses	16,893	18,190	17,713	17,997	18,979	54,689	46,215	12.3%	18.3%
Total expenses	16,893	18,190	17,713	17,997	18,979	54,689	46,215	12.3%	18.3%

Pre-tax operating income	$1,929	$1,889	$2,013	$1,525	$1,574	$5,112	$5,316	-18.4%	-3.8%

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2008	2008	2009	2009	2009	2009	2008	Quarter	Months

Gross Premiums Written	$(122)	$(123)	$(148)	$(142)	$(158)	$(448)	$(371)	-29.5%	-20.8%

Net Premiums Written	$(122)	$(123)	$(148)	$(142)	$(158)	$(448)	$(371)	-29.5%	-20.8%

Revenues:
Net premiums earned	$(122)	$(123)	$(148)	$(142)	$(158)	$(448)	$(371)	-29.5%	-20.8%
Claims service revenues	(255)	(244)	(311)	(287)	(286)	(884)	(687)	-12.2%	-28.7%
Commission income	(25)	(13)	(12)	(15)	(30)	(57)	(38)	-20.0%	-50.0%
Net investment income	(24)	(32)	(95)	(42)	(35)	(172)	130	-45.8%	NM
Other revenues	34	279	6	23	23	52	90	-32.4%	-42.2%
Total operating revenues	(392)	(133)	(560)	(463)	(486)	(1,509)	(876)	-24.0%	-72.3%

Expenses:
Acquisition expenses	(25)	(28)	(19)	(21)	(47)	(87)	(38)	-88.0%	NM
Operating expenses	2,409	2,314	2,113	2,392	2,043	6,548	7,300	-15.2%	-10.3%
Total expenses	2,384	2,286	2,094	2,371	1,996	6,461	7,262	-16.3%	-11.0%

Operating loss before income taxes
and interest expense	(2,776)	(2,419)	(2,654)	(2,834)	(2,482)	(7,970)	(8,138)	10.6%	2.1%

Interest expense	2,543	2,478	2,346	2,333	2,286	6,965	7,616	-10.1%	-8.5%

Pre-tax operating loss	$(5,319)	$(4,897)	$(5,000)	$(5,167)	$(4,768)	$(14,935)	$(15,754)	10.4%	5.2%

PMA Capital Corporation
Statements of Operations - Discontinued Operations
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2008	2008	2009	2009	2009	2009	2008	Quarter	Months

Gross Premiums Written	$417	$3	$466	$2,093	$384	$2,943	$2,534	-7.9%	16.1%

Net Premiums Written	$167	$2	$(87)	$1,798	$360	$2,071	$2,379	NM	-12.9%

Revenues:
Net premiums earned	$517	$145	$617	$1,673	$(2)	$2,288	$1,554	NM	47.2%
Net investment income	(663)	1,546	(878)	(937)	(1,066)	(2,881)	(986)	-60.8%	NM
Total operating revenues	(146)	1,691	(261)	736	(1,068)	(593)	568	NM	NM

Losses and Expenses:
Losses and loss adjustment expenses	10,201	4,226	129	1,910	(175)	1,864	20,031	NM	-90.7%
Acquisition expenses	(146)	339	1,199	120	104	1,423	107	NM	NM
Operating expenses	2,054	2,228	2,577	2,397	2,101	7,075	6,788	2.3%	4.2%
Impairment charge / valuation adjustment	(8,594)	8,722	(4,387)	(2,172)	(2,722)	(9,281)	(18,624)	68.3%	50.2%
Total losses and expenses	3,515	15,515	(482)	2,255	(692)	1,081	8,302	NM	-87.0%

Pre-tax operating income (loss) from discontinued operations	(3,661)	(13,824)	221	(1,519)	(376)	(1,674)	(7,734)	89.7%	78.4%

Income tax expense (benefit)	(1,281)	(4,838)	77	(530)	(133)	(586)	(2,707)	89.6%	78.4%

After-tax operating income (loss) from discontinued operations	(2,380)	(8,986)	144	(989)	(243)	(1,088)	(5,027)	89.8%	78.4%

Realized gains (losses) after tax	70	1,146	(230)	(176)	203	(203)	90	NM	NM

Loss from discontinued operations	$(2,310)	$(7,840)	$(86)	$(1,165)	$(40)	$(1,291)	$(4,937)	98.3%	73.9%

Note: The net results from discontinued operations are reported as a separate line item below "Income from continuing operations" in the consolidated statements of operations.

PMA Capital Corporation
Operating Cash Flows - Consolidated
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2008	2009	2009	2009	2009	2008

Receipts:
Premiums collected	$112,274	$96,678	$109,089	$96,214	$105,816	$311,119	$300,379
Claims service, commissions and other revenues	22,643	16,251	22,276	18,203	21,658	62,137	52,920
Investment income received	9,688	9,172	9,789	9,164	10,124	29,077	29,729
Total receipts	144,605	122,101	141,154	123,581	137,598	402,333	383,028

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	25,618	30,952	5,265	18,874	25,500	49,639	47,684
Losses and LAE paid - prior years	46,851	41,207	61,152	63,486	6,931	131,569	163,066
Total losses and LAE paid	72,469	72,159	66,417	82,360	32,431	181,208	210,750
Operating expenses paid	43,785	37,866	46,907	41,332	43,129	131,368	132,120
Commissions and premiums paid	3,387	580	1,680	2,090	3,270	7,040	6,426
Policyholders' dividends paid	1,663	1,592	863	2,401	1,264	4,528	4,683
Interest on corporate debt	2,700	2,645	2,526	2,437	2,388	7,351	8,306
Total disbursements	124,004	114,842	118,393	130,620	82,482	331,495	362,285

Net other	(6,158)	(691)	(629)	(1,459)	4,976	2,888	285

Net operating cash flows from continuing operations	14,443	6,568	22,132	(8,498)	60,092	73,726	21,028
Net operating cash flows from discontinued operations	(13,236)	(20,948)	(14,742)	(25,656)	(12,549)	(52,947)	(67,809)
Net operating cash flows	$1,207	$(14,380)	$7,390	$(34,154)	$47,543	$20,779	$(46,781)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd		Nine		Nine
	Quarter	Quarter	Quarter	Quarter	Quarter		Months		Months
	2008	2008	2009	2009	2009		2009		2008

Receipts:
Premiums collected	$112,274	$96,678	$109,089	$96,214	$105,816		$311,119		$300,379
Investment income received	9,570	9,029	9,703	9,062	9,985		28,750		29,332
Total receipts	121,844	105,707	118,792	105,276	115,801		339,869		329,711

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	25,618	30,952	5,265	18,874	25,500		49,639		47,684
Losses and LAE paid - prior years	46,851	41,207	61,152	63,486	6,931	1	131,569	1	163,066
Total losses and LAE paid	72,469	72,159	66,417	82,360	32,431		181,208		210,750
Operating expenses paid	26,531	23,391	30,060	27,192	24,079		81,331		87,741
Policyholders' dividends paid	1,663	1,592	863	2,401	1,264		4,528		4,683
Interest on corporate debt	192	185	194	144	139		477		623
Total disbursements	100,855	97,327	97,534	112,097	57,913		267,544		303,797

Net other	(6,659)	(18,635)	(1,205)	501	(3,712)		(4,416)		893

Net operating cash flows	$14,330	$(10,255)	$20,053	$(6,320)	$54,176		$67,909		$26,807

1	Reduced by $43.9 million received for a commutation with Houston Casualty Company.

PMA Capital Corporation
Operating Cash Flows - Fee-based Business
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2008	2009	2009	2009	2009	2008

Receipts:
Claims service, commissions and other revenues	$22,643	$16,251	$22,276	$18,203	$21,658	$62,137	$52,920
Investment income received	118	143	86	102	139	327	397
Total receipts	22,761	16,394	22,362	18,305	21,797	62,464	53,317

Disbursements:
Operating expenses paid	17,254	14,475	16,847	14,140	19,050	50,037	44,379
Commissions and premiums paid	3,387	580	1,680	2,090	3,270	7,040	6,426
Total disbursements	20,641	15,055	18,527	16,230	22,320	57,077	50,805

Net other	970	3,850	(242)	(3,644)	4,453	567	(1,056)

Net operating cash flows	$3,090	$5,189	$3,593	$(1,569)	$3,930	$5,954	$1,456

PMA Capital Corporation
Statutory Surplus
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd		3rd
	Quarter	Quarter	Quarter	Quarter		Quarter
	2008	2008	2009	2009		2009 1

PMA Pool 2	$336,368	$332,915	$337,495	$373,654	3	$385,111
PMA Capital Insurance Company	26,143	34,468	29,252	26,446		30,202

PMA Capital Corporation
Statutory Financial Information - PMA Pool 2
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2008	2009	2009	20091	20091	2008

Net Premiums Written:
Workers' Compensation	$107,446	$87,722	$101,891	$72,181	$102,329	$276,401	$282,462
Other Commercial Lines	8,692	8,154	13,487	8,403	8,965	30,855	28,576
Total - PMA Pool	$116,138	$95,876	$115,378	$80,584	$111,294	$307,256	$311,038

Statutory Ratios:
Loss and LAE ratio	69.4%	67.7%	71.6%	51.8%	68.9%	64.0%	69.5%
Underwriting expense ratio	22.1%	26.9%	21.1%	30.7%	22.0%	23.9%	24.1%
Policyholders' dividend ratio	1.4%	3.3%	1.2%	1.2%	1.4%	1.3%	1.4%
Combined ratio	92.9%	97.9%	93.9%	83.7%	92.3%	89.2%	95.0%
Operating ratio	84.0%	89.5%	85.8%	75.0%	83.5%	80.6%	85.7%

1	Estimated.
2	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
3
The increase in statutory surplus during the second quarter of 2009 related primarily to statutory net income, which included a benefit from the commutation of a reinsurance agreement with an affiliated entity.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Inquiries:
American Stock Transfer & Trust Company	William E. Hitselberger
Shareholder Relations	Chief Financial Officer
59 Maiden Lane – Plaza Level	610.397.5083
New York, NY 10038	email: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:	610.397.5298
800.937.5449	email: investorrelations@pmacapital.com

Email Inquiries:	Company Website:
info@amstock.com	www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 11/2/2009):

	A.M. Best	Fitch	Moody's
PMA Pool 1	A- (4th of 16)	BBB+ (8th of 21)	Baa3 (10th of 21)
PMA Capital Insurance Company 2	C++ (9th of 16)	Not Rated	Not Rated

1 The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance
Insurance Company and Pennsylvania Manufacturers Indemnity Company.
2 In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA
Capital Insurance Company. The reinsurance business is in run-off. On April 1, 2008, we announced that we executed a definitive stock purchase agreement to sell our Run-off Operations to Armour Reinsurance Group Limited. The closing of the sale and transfer of ownership are currently pending approval by the Pennsylvania Insurance Department.